EXHIBIT 10.10 - 2000 STOCK PLAN


                          CHECK TECHNOLOGY CORPORATION
                                 2000 STOCK PLAN

         SECTION 1. General Purpose of Plan; Definitions.

         The name of this plan is the Check Technology Corporation 2000 Stock Plan (the "Plan"). The purpose of the Plan is to enable Check Technology Corporation (the "Company") to retain and attract executives and other key employees, directors and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         a. "Board" means the Board of Directors of the Company as it may be comprised from time to time.

         b. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, willful misconduct, dishonesty or intentional violation of a statute, rule or regulation, any of which, in the judgment of the Company, is harmful to the business or reputation of the Company.

         c. "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

         d. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board, unless the Plan specifically states otherwise.

         e. "Consultant" means any person, including an advisor, engaged by the Company or a Parent Corporation or a Subsidiary of the Company to render services and who is compensated for such services and who is not an employee of the Company or any Parent Corporation or Subsidiary of the Company. A director who is not an employee may serve as a Consultant.

         f. "Company" means Check Technology Corporation, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

         g. "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive stock at the end of a specified deferral period.

         h. "Disability" means permanent and total disability as determined by the Committee.

         i. "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

         j. "Fair Market Value" means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations with respect to "incentive stock options."

         k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

         l. "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Commission.

         m. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

         n. "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Parent Corporation of the Company on or after age 65.

         o. "Outside Director" means a director who (a) is not a current employee of the Company or any member of an affiliated group which includes the Company (other than acting as Secretary for no compensation as such); (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company (other than acting as Secretary for no compensation as such);
                  (d) does not receive remuneration from the Company, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

         p. "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         q. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 6 below.

         r.       "Retirement" means Normal Retirement or Early Retirement.

         s.       "Stock" means the Common Stock of the Company.

         t. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         u. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         SECTION 2. Administration.

         The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, all of whom shall be Non-Employee Directors upon the Company becoming subject to the insider reporting requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and also Outside Directors upon the Company becoming subject to the requirements of Rule 162(m) of the Code. Committee members shall be appointed by the Board of Directors of the Company and shall serve at the pleasure of the Board. Any or all of the functions of the Committee specified in the Plan may be exercised by the Board, unless the Plan specifically states otherwise.

         The Committee shall have the power and authority to grant to eligible employees, directors or Consultants, pursuant to the terms of the Plan: (i) Stock Options, (ii) Restricted Stock, or (iii) Deferred Stock awards.

         In particular, the Committee shall have the authority:

                  (i) to select the officers, directors and other key employees of the Company and its Subsidiaries and other eligible persons to whom Stock Options, Restricted Stock and Deferred Stock awards may from time to time be granted hereunder;

                  (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock and Deferred Stock awards, or a combination of the foregoing, are to be granted hereunder;

                  (iii) to determine the number of shares to be covered by each such award granted hereunder;

                  (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto);

                  (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate to executive officers of the Company the authority to exercise the powers specified in (i), (ii), (iii), (iv) and (v) above with respect to persons who are not executive officers of the Company.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         SECTION 3. Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,250,000. Such shares may consist, in whole or in part, of authorized and unissued shares.

         If any shares that have been optioned cease to be subject to Stock Options, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock, or spin-off or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

         SECTION 4. Eligibility.

         Officers, directors, other key employees of the Company and Subsidiaries, and Consultants who are responsible for or contribute to the management, growth and profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options, Restricted Stock or Deferred Stock awards under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

         Notwithstanding the foregoing, upon the Company becoming subject to the requirements of Section 162(m) of the Code, no person shall receive grants or awards under this Plan which exceed 250,000 shares during any fiscal year of the Company.

         SECTION 5. Stock Options.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after the tenth anniversary of the date this Plan is adopted by the Company's Board of Directors.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Stock Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of Fair Market Value on the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time, provided, however, that upon the Company becoming subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, a Stock Option granted to an officer, director or 10% shareholder of the Company shall not be exercisable for a period of six (6) months after the date of grant unless the Stock Option has been approved by the Board, the Committee or shareholders of the Company. Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, extend or vary the term of any Stock Option or any installment thereof, whether or not the optionee is then employed by the Company, if such action is deemed to be in the best interests of the Company.

         Notwithstanding anything contained in the Plan to the contrary, unless the certificate or agreement evidencing a Stock Option provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Company, but not to exceed sixty (60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or similar occurrence; (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity; or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

         The grant of a Stock Option pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

         (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee at any time in its sole discretion, payment in full or in part may also be made in the form of Stock already owned by the optionee (which in the case of Stock remitted for exercise of an option have been owned for more than six months on the date of surrender) or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that in the event payment is made in the form of shares of Restricted Stock or a

Deferred Stock award, the optionee will receive a portion of the option shares in the form of, and in an amount equal to, the Restricted Stock or Deferred Stock award tendered as payment by the optionee. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 13.

         (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (f) Termination by Death. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

         (g) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability, but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (h) Termination by Reason of Retirement. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Other Termination. Unless otherwise determined by the Committee, in the event an optionee's continuous status as an employee or Consultant terminates (other than upon the optionee's death, Retirement or Disability), the Stock Option shall thereupon terminate except that, if the optionee is involuntarily terminated without Cause by the Company and any Subsidiary or Parent Corporation, the option may be exercised to the extent it was exercisable at such termination for the lesser of one month or the balance of the option's term.

         (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company and any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (k) Directors Who Are Not Employees. The Board of Directors may, at its discretion, amend this Plan to provide for annual automatic grants to directors who are not employees of the Company upon such terms and conditions as the Board deems advisable. In the event discretionary Stock Options are granted to members of the Committee, such Stock Options shall be granted by the Board.

         SECTION 6. Restricted Stock.

         (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, directors, key employees and Consultants of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         In the event Restricted Stock awards are granted to members of the Committee, such awards shall be granted by the Board.

         (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

                  (i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Check Technology Corporation 2000 Stock Plan and an Agreement entered into between the registered owner and Check Technology Corporation. Copies of such Plan and Agreement are on file in the offices of Check Technology Corporation, 12500 Whitewater Drive, Minnetonka, Minnesota 55343."

                  (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. In no event shall the Restriction Period be less than one (1) year. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                  (ii) Except as provided in paragraph (c)(i) of this Section 6, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3 and subject to paragraph
         (f) of Section 12). Certificates for shares of unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

                  (iii) Subject to the provisions of the award agreement and paragraph (c)(iv) of this Section 6, upon termination of employment, directorship (if the award was based on services as a director) or consulting relationship for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

                  (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

                  (v) Notwithstanding anything contained in the Plan to the contrary, unless the agreement evidencing a Restricted Stock Award provides otherwise, all restrictions on an Restricted Stock Award shall lapse sixty (60) days prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or similar occurrence;
         (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity; or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

         SECTION 7. Deferred Stock Awards.

         (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers, directors, key employees and Consultants of the Company and Subsidiaries to whom and the time or times at which Deferred Stock shall be awarded, the number of Shares of Deferred Stock to be awarded to any participant or group of participants, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those contained in paragraph (b) of this Section 7. The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

         In the event Deferred Stock awards are granted to members of the Committee, such awards shall be granted by the Board.

         (b) Terms and Conditions.

                  (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. In no event shall the Deferral Period be less than one (1) year. At the expiration of the Deferral Period (or Elective Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

                  (ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock or otherwise reinvested, all as determined at the time of the award by the Committee, in its sole discretion.

                  (iii) Subject to the provisions of the award agreement and paragraph (b)(iv) of this Section 8, upon termination of employment, directorship (if the award was based on services as a director) or consulting relationship for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

                  (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause) including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's Deferred Stock.

                  (v) A participant may elect to further defer receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made prior to completion of one half of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

                  (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

         SECTION 8. Transfer, Leave of Absence, etc.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

                  (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

                  (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

                  (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.


         SECTION 9. Amendments and Termination.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would adversely impair the rights of an optionee or participant under a Stock Option, Restricted Stock or other Stock-based award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the shareholders of the Company would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Code or any other regulatory requirements.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively to the extent such amendment is consistent with the terms of this Plan, but no such amendment shall impair the rights of any holder without his or her consent except to the extent authorized under the Plan.

         SECTION 10. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         SECTION 11. Ancillary Plans for Non-U.S. Employees.

         The Committee may from time to time at its discretion create one or more stock option plans which are ancillary to this Plan and intended for employees of the Company or any Subsidiary who are located outside the United States. The Committee shall then allocate from time to time to such ancillary plans designated portions of the shares available for grant under this Plan. Such ancillary plans shall be subject to the provisions of this Plan and to whatever provisions are set forth in the ancillary plan to satisfy legal and tax requirements of the foreign country to whose residents the ancillary plan relates.

         SECTION 12. General Provisions.

         (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock, Deferred Stock or other Stock-based awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Subject to paragraph (d) below, recipients of Restricted Stock, Deferred Stock and other Stock-based awards under the Plan (other than Stock Options) are not required to make any payment or provide consideration other than the rendering of services.

         (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

         (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares that would otherwise be deliverable to the optionee or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this
Section 12(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a repurchase right in favor of the Company, pursuant to which the participant shall be required to offer to the Company upon termination of employment for any reason any shares that the participant acquired under the Plan, with the price being the then Fair Market Value of the Stock or, in the case of a termination for Cause, an amount equal to the cash consideration paid for the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant. The Committee may, at the time of the grant of an award under the Plan, provide the Company with the right to repurchase, or require the forfeiture of, shares of Stock acquired pursuant to the Plan by any participant who, at any time within two years after termination of employment with the Company, directly or indirectly competes with, or is employed by a competitor of, the Company.

         (f) The reinvestment of dividends in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if the Committee (or the Company's chief financial officer) certifies in writing that under Section 3 sufficient shares are available for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

         (g) The Plan is expressly made subject to the approval by shareholders of the Company. If the Plan is not so approved by the shareholders on or before one year after this Plan's adoption by the Board of Directors, then no further awards shall be made under this Plan, any existing Non-Qualified Stock Options shall remain in force in accordance with their terms under this Plan, and any existing Incentive Stock Options shall become and be Non-Qualified Stock Options.



Adopted by Board of Directors:  December 5, 2000

Adopted by Shareholders:  March 22, 2001